Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

BANK7 CORP.

AND

WILLIAM BRADFORD HAINES FINANCIAL SERVICES TRUST,

LISA K. HAINES FINANCIAL SERVICES TRUST

AND

JULEE S. LAWRENCE FINANCIAL SERVICES TRUST

DATED AS OF                 , 2018

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REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (as the same may be amended, modified or supplemented from time to time, the “Agreement”) is made as of                 , 2018 (the “Effective Time”) by and among Bank7 Corp., an Oklahoma corporation (the “Company”) and the William Bradford Haines Financial Services Trust, the Lisa K. Haines Financial Services Trust and the Julee S. Lawrence Financial Services Trust (each of them individually, an “Initial Holder,” and collectively, the “Initial Holders”).

RECITALS

WHEREAS, as of the Effective Time, the Initial Holders own all of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company;

WHEREAS, the Company is proposing to consummate an initial public offering of its Common Stock (the “Initial Public Offering”);

WHEREAS, as of the closing of the Initial Public Offering, the Company will have the authority to issue that number of shares of Common Stock as set forth in its Registration Statement on Form S-1 (File No. 333-[____]); and

WHEREAS, the parties hereto desire for the Company to provide the registration rights set forth in this Agreement. Unless otherwise noted herein, capitalized terms used herein have the meanings set forth in Section 5.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1.	DEMAND REGISTRATIONS.

1.1	Requests for Registration. Subject to the other provisions of this Section 1, a Holder or Holders may (on behalf of themselves and any of their Affiliates) initiate, after the closing of the Initial Public Offering, an unlimited number of registrations of all or part of their Registrable Securities on Form S-1 or any similar or successor long-form registration (“Long-Form Registrations”) and, if available, an unlimited number of registrations of all or part of their Registrable Securities on Form S-3 or any similar or successor short-form registration (“Short-Form Registrations”); as long as the aggregate proposed gross offering price of the Registrable Securities requested to be registered in any Demand Registration equal at least $10,000,000 or include all remaining Registrable Securities held by the Initial Holders.

1.2	Demand Notice. All requests for Demand Registrations are to be made by giving written notice to the Company (a “Demand Notice”). Each Demand Notice must specify the approximate number of Registrable Securities requested to be registered.

1.3	Demand Registration Expenses. The Company will pay all Registration Expenses in connection with any registration initiated as a Demand Registration, whether or not it has become effective.

1.4	Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short-form (unless the managing underwriter(s) of such offering reasonably requests the Company to use a Long-Form Registration in order to sell all of the Registrable Securities requested to be sold). After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its reasonable efforts to make Short-Form Registrations available for the sale of Registrable Securities.

1.5	Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities, other than securities of the Company to be offered by the Company (the “Company Offered Securities”), without the prior written consent of the Holders of a majority of the Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriter(s) advises the Company in writing that in its opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, pro rata among the Holders on the basis of the percentage of Registrable Securities (on an as-converted basis, if applicable) requested to be included in such registration statement by such Holders; (ii) second, pro rata among any holders of piggyback registration rights (other than the Holders) on the basis of the percentage of the number of shares of Common Stock requested to be included in such Registration Statement by such holders; and (iii) third, shares of Common Stock to be sold for the Company’s account for which inclusion in such registration statement was requested by the Company. For the avoidance of doubt, if the total number or dollar amount of Registrable Securities requested to be included in the registration statement pursuant to this Section 1.5 exceeds the maximum number or amount that the managing underwriter or underwriters believe can be sold without adversely affecting the success of such offering, no securities, other than Registrable Securities, will be included among the securities covered by such registration.

1.6	Restrictions on Demand Registrations. The Company will not be obligated to begin a Public Offering upon a Demand Registration for (i) one hundred eighty (180) days after the closing of the Initial Public Offering and (ii) one hundred eighty (180) days after the closing of any other Public Offering, in each case, except to the extent that the managing underwriter(s) agrees to a shorter lock-up period. The Company may postpone for up to one hundred twenty (120) days (from the date of the request) the filing or the effectiveness of a registration statement for a Demand Registration if and so long as the Company determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, registration or issuance of securities, financing or other material transaction; but in such event, the Company will pay all Registration Expenses in connection with such registration. The Company may not postpone a Demand Registration more than two (2) times in any twelve (12)-month period. In addition, subject to Section 1.5, the Company will not be required to effect more than one registration under Section 1.1.

1.7	Selection of Underwriters. The Holders of a majority of the Registrable Securities have the right to select the underwriter or underwriters to administer the offering for a Demand Registration.
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1.8	Clean-Up Demand Registration.If, after a registration in compliance with Section 1.1 has become effective, the Holders have not sold all of their Registrable Securities due to proration pursuant to Section 1.5, then the Holders of a majority of the Registrable Securities will be entitled to one additional request under Section 1.1 in which the Holders then holding Registrable Securities will not be subject to proration with any other holders of securities of the Company entitled to participate in such registration; as long as such registration request complies with the requirements of this Section 1.

1.9	Other Registration Rights. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person with respect to any securities of the Company, other than this Agreement. Except as provided in this Agreement, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written approval of the Holders of a majority of the Registrable Securities.

2.	PIGGYBACK REGISTRATIONS.

2.1	Right to Piggyback. If the Company proposes to register any of its equity securities under the Securities Act, including any registration pursuant to Section 1.1 above (other than in connection with registration on Form S-4 or Form S-8 or any successor or similar form) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to the Holders of its intent to effect such a registration and, subject to Sections 2.3 and 2.4 below, will include in such registration all Registrable Securities held by the Holders with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the delivery of the Company’s notice. Each such Company notice must specify the approximate number of Company equity securities to be registered and the anticipated per share price range for such offering.

2.2	Piggyback Expenses. The Registration Expenses of the Holders will be paid by the Company in all Piggyback Registrations, whether or not any such registration becomes effective.

2.3	Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter(s) advises the Company in writing (with a copy to each applicable party hereto requesting registration of Registrable Securities) that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration: (a) first, the securities the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration by the Holders, and (c) third, other securities requested to be included in such registration.

2.4	Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Company securities (other than the Holders), and the managing underwriter(s) advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration: (a) first, the securities requested to be included therein by the applicable holders requesting registration and the Registrable
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Securities requested to be included in such registration, pro rata among the holders of such securities and Registrable Securities on the basis of the number of shares owned by each such holder, and (b) second, other such securities requested to be included in such registration.

3.	REGISTRATION AND COORDINATION GENERALLY.

3.1	Registration Procedures. Whenever the requisite Holders request that any of their Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as reasonably practicable:

(a)	prepare and (within sixty (60) days after the end of the period within which requests for inclusion in such registration may be given to the Company) file with the Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (and before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Holders of a majority of the Registrable Securities for any registration in which the Holders participate copies of all such documents proposed to be filed, which documents will be subject to reasonable review by such counsel);

(b)	prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (i) to keep such registration statement effective (A) for at least ninety (90) days (subject to extension pursuant to Section 3.3(b)) or until the Holders have completed the distribution described in the registration statement relating to such distribution, whichever occurs first or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (B) in the case of a Shelf Registration, until the earlier of (I) the date on which all Registrable Securities have been sold under the Shelf Registration or otherwise no longer qualify as Registrable Securities, (II) when all such Registrable Securities can be sold in any ninety (90)-day period under Rule 144, and (III) the latest date allowed by applicable law, and (ii) to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holders thereof set forth in such registration statement;

(c)	furnish to the Holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holders;

(d)	use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holders may
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reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Holders (but the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in respect of doing business in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)	promptly notify the Holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the reasonable request of the Holders, the Company will prepare and furnish to the Holders a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the prospective purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)	cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g)	provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h)	enter into such customary agreements (including underwriting agreements in customary form) and perform the Company’s obligations thereunder and take all such other actions as the Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (which might include effecting a stock split or a combination of shares);

(i)	make available for inspection by the Holders, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Holders, underwriter, attorney, accountant or agent in connection with such registration statement, and to cooperate and participate as reasonably requested by the Holders in road show presentations, in the preparation of the registration statement, each amendment and supplement thereto, the prospectus included therein, and other activities as the Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Holders;

(j)	otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen (18) months after the effective date of the registration statement, an earnings statement covering the period of at least twelve
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(12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 issued thereunder;

(k)	if there is any stop order suspending the effectiveness of a registration statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(l)	obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) addressed to the Holders, signed by the Company’s independent public accountants in the then-current customary form and covering such matters of the type customarily covered from time to time by comfort letters as the Holders may reasonably request;

(m)	obtain a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in the then-current customary form and covering such matters of the type customarily covered from time to time by legal opinions of such nature (in a form reasonably acceptable to the Holders);

(n)	cooperate with the Holders and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter(s), if any, or the Holders may request;

(o)	notify counsel for the Holders and the managing underwriter(s), immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, becomes effective, or any supplement to the prospectus or any amendment prospectus is filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any such purpose;

(p)	use reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus;
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(q)	if requested by the managing underwriter(s) or the Holders, promptly include in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) or the Holders reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by the Holders to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters included in such prospectus supplement or post-effective amendment; and

(r)	cooperate with the Holders and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.

The Company may require the Holders to furnish the Company such information relating to the sale or registration of such securities regarding the Holders and the distribution of the Holders’ securities as the Company may from time to time reasonably request in writing.

3.2	Registration Expenses.

(a)	All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be paid by the Company in respect of each Demand Registration and each Piggyback Registration, whether or not it has become effective, including that the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

(b)	In connection with each Demand Registration and each Piggyback Registration, whether or not it has become effective, the Company will pay, and reimburse the Holders for the payment of, the reasonable fees and disbursements of one legal counsel selected by the Holders, and such expenses will be considered Registration Expenses hereunder. For the avoidance of doubt, the Company will not be responsible for the payment of the reasonable fees and disbursements of more than one legal counsel for the Holders.

(c)	For the avoidance of doubt, any underwriting discount or commission with respect to the sale of any Registrable Securities will be borne by the Holders and will not be considered Registration Expenses.
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3.3	Participation in Underwritten Offerings.

(a)	The Holders may not participate in any registration hereunder which is underwritten unless the Holders (i) agree to sell the Holders’ securities on the basis provided in any underwriting arrangements approved by the Person entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), but the Holders will not be required to sell more than the number of Registrable Securities that the Holders have requested the Company to include in any registration) and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(b)	The Holders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(e) above, the Holders will forthwith discontinue the disposition of their Registrable Securities pursuant to the registration statement until the Holders’ receipt of the copies of a supplemented or amended prospectus as contemplated by Section 3.1(e). If the Company gives any such notice, the applicable time period mentioned in Section 3.1(b) during which a Registration Statement is to remain effective is to be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when the Holders have received copies of the supplemented or amended prospectus contemplated by Section 3.1(e).

3.4	Company Holdback.

(a)	The Company will not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during (a) with respect to any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included, the seven (7) days before and the ninety (90) days after the effective date of such registration, and (b) upon notice from the Holders that the Holders intend to effect an underwritten distribution of Registrable Securities pursuant to a Shelf Registration, the seven (7) days before and the ninety (90) days after the date of the commencement of such distribution, in each case except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8, and in each case unless the managing underwriter(s) otherwise agrees.

(b)	The Holders agree, if requested by the Company and the managing underwriter of Registrable Securities in connection with any underwritten public offering of the Company and if the Company’s executive officers and directors so agree, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any equity securities of the Company (or any other security the value of which is derived by reference to the equity securities of the Company) held by the Holders for ninety (90) days following the effective date of the relevant registration statement in connection with any public offering of Registrable Securities, as such underwriter may specify reasonably and in good faith. The Holders agree, if requested by the Company and
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the managing underwriter, to execute a separate letter reflecting the agreement set forth in this Section 3.4(b).

3.5	Current Public Information. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company will use its commercially reasonable efforts to timely file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as the Holders may reasonably request, all to the extent required to enable the Holders to sell Registrable Securities pursuant to Rule 144.

3.6	Shelf Take-Downs. At any time that a Shelf Registration is effective, if the Holders deliver a written notice to the Company (a “Take-Down Notice”) stating that they intend to effect an offering of all or part of their Registrable Securities included on the Shelf Registration, whether such offering is underwritten or non-underwritten (as long assuch underwritten offering is for more than $10,000,000) (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in the Shelf Offering, then, the Company will amend or supplement the Shelf Registration as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering. In connection with any Shelf Offering, if the managing underwriter(s), if any, advises the Company in writing that in its opinion the number of Registrable Securities to be included in such Shelf Offering exceeds the number of Registrable Securities which can be sold therein without adversely affecting the marketability of the offering, such managing underwriter(s), if any, may limit the number of shares which would otherwise be included in such Shelf Offering in the same manner as is described in Section 1.5.

3.7	Withdrawal. If any Holder participating in a registration hereunder disapproves of the terms of any offering, such Holder will have the right, in its sole discretion, to withdraw such Holder’s Registrable Securities from such registration by giving written notice to the Company and the managing underwriter (if any). If such registration was begun pursuant to a request under Section 1.1 and if the Holders participating in such registration withdraw such number of Registrable Securities from the offering so as to decrease the amount of Registrable Securities included in the registration below the minimum threshold set forth in Section 1.1, then the Company will permit, to the extent reasonably possible, other Holders to increase the amount of Registrable Securities they requested be included in such registration; but if the aggregate amount of Registrable Securities to be included in such registration after all such increases is less than $5,000,000, the Company may withdraw the registration, and such registration will nevertheless be counted, for purposes of Section 1.1, as a registration effected hereunder; however, such registration will not be so counted if (i) the managing underwriter or underwriters advise the participating Holders there has been a material change in market conditions, or (ii) the Company makes a public announcement that there has been a material change in the condition, business or prospects of the Company, which in either case could reasonably be expected to materially and adversely affect the ability of the underwriters to complete the offering or materially and adversely affect the price at which the Registrable Securities may be sold.

4.	INDEMNIFICATION

4.1	Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Holders and, as applicable, their respective agents (including, but not limited to, their officers, directors, trustees, employees, shareholders,
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holders of beneficial interests, members, and general and limited partners (collectively, the Holders’ “Indemnitees”)) and each Person who controls the Holders (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, to which such holder or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference or, (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Holders and each of their Indemnitees for any legal or any other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; but the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by the Holders expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

4.2	Indemnification by the Holders. In connection with any registration statement in which the Holders are participating, the Holders will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company and its Indemnitees against any losses, claims, damages, liabilities, joint or several, to which the Company or any such Indemnitee may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, together with any documents incorporated therein by reference or (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by the Holders expressly for use therein, and the Holders will reimburse the Company and each such Indemnitee for any legal or any other expenses including any amounts paid in any settlement effected with the consent of the Holders, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; butthe obligation to indemnify will be limited to the net amount of proceeds received by the Holders from the sale of Registrable Securities pursuant to such
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registration statement, less any other amounts paid by the Holders in respect of such untrue statement, alleged untrue statement, omission or alleged omission.

4.3	Procedure. Any Person entitled to indemnification hereunder will (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure of any indemnified party to give such notice will not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give such notice), and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

4.4	Entry of Judgment; Settlement. The indemnifying party will not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

4.5	Contribution. If the indemnification provided for in this Section 4 is, other than expressly pursuant to its terms, unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders and any other sellers participating in the registration statement on the other hand from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and the Holders and any other sellers participating in the registration statement on the other hand in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holders and any other sellers participating in the registration statement on the other hand will be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the Holders and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and the Holders and any other sellers participating in the registration statement on the other hand will be determined by reference to, among other things, whether the untrue or alleged statement or omission to state a material fact relates to information supplied by the Company or by the Holders or other sellers participating in the registration statement and
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the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph will be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, the Holders will not be required to contribute any amount in excess of the net proceeds received by the Holders covered by the registration statement filed pursuant hereto, less any other amounts paid by the Holders in respect of such untrue statement, alleged untrue statement, omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

4.6	Other Rights. The indemnification and contribution by any such party provided for under this Agreement are in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

5.	DEFINITIONS.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person.

“Board” means the Board of Directors of the Company.

“Commission” mean the Securities and Exchange Commission and include any governmental body or agency succeeding to the functions thereof.

“Demand Registrations” means Long-Form Registrations and Short-Form Registrations requested pursuant to Section 1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor federal law then in force.

“Holder” means (i) the Initial Holders and (ii) any other Person who subsequently becomes a holder of Registrable Securities and a party to this Agreement in accordance with Section 6.5.

“Initial Holder” has the meaning set forth in the preamble to this Agreement.

“Initial Public Offering” means the initial underwritten Public Offering of the Company registered on Form S-1 (or any successor form under the Securities Act).

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“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Public Offering” means a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

“Registrable Securities” means (a) any share of Common Stock owned by the Initial Holders as of the Effective Time or thereafter acquired (other than through the exercise of options), and (b) any common equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (a) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 or sold in a block sale to a financial institution in the ordinary course of its trading business, in each case in compliance with this Agreement. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Rule 144” means Commission Rule 144 issued under the Securities Act, as Rule 144 may be amended from time to time, or any similar successor rule that may be issued by the Commission.

“Securities Act” means the Securities Act of 1933 and the rules promulgated thereunder, in each case as amended from time to time.

“Shelf Registration” means the filing of a Short-Form Registration with the Commission in accordance with and pursuant to Rule 415 issued under the Securities Act (or any successor rule then in effect).

6.	MISCELLANEOUS.

6.1	No Inconsistent Agreements; Foreign Registration. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement. If the Board and the Holders approve a public offering or a sale of the Common Stock (or other securities representing, or exercisable for or convertible into, shares of Common Stock) pursuant to the securities laws of a country other than the United States of America, the Board has the power to amend this Agreement in such manner as it may deem reasonably necessary to ensure that the provisions of this Agreement will apply in as close to the same manner as possible under such foreign securities laws, and to otherwise preserve and give effect to the rights of the parties hereto.

6.2	Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Holders to include their Registrable Securities in a registration undertaken pursuant to this Agreement (including, without limitation, effecting a stock split or a combination of shares).
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6.3	Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies at law or in equity existing in its favor, any party is entitled to specific performance or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of this Agreement.

6.4	Amendment and Waiver. This Agreement may be amended, modified, extended, terminated or waived (an “Amendment”), and the provisions hereof may be waived, only by an agreement in writing signed by the Company and the Holders; but the admission of new parties pursuant to the terms of Section 6.5 will not constitute an Amendment of this Agreement for purposes of this Section 6.4. In addition, each party hereto may waive any right hereunder, as to itself, by an instrument in writing signed by such party. The failure of any party to enforce any provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant to this Section 6.4, any Amendment to the definitions used in such Section as applied to such Section will also require the same specified consent.

6.5	Successors and Assigns; Transferees. This Agreement is binding upon and will inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. The Initial Holders may assign, at any time, any or all of their respective rights hereunder with respect to any Registrable Securities held by the Initial Holder (but only with all related obligations) to an Affiliate; as long as (i) the Company is, within thirty (30) Business Days after such transfer or assignment, furnished with written notice of the name and address of such transferee(s) or assignee(s) and the securities with respect to which such registration rights are being assigned and (ii) each such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement through the execution and delivery of a joinder, substantially in the form of Exhibit A hereto.

6.6	Term.This Agreement will terminate on the earlier of: (i) the fifth anniversary of the Effective Time; and (ii) the date on which no Initial Holder owns any Registrable Securities; but the indemnification rights and obligations pursuant to Section 4, as well as the Company’s obligations to pay Registration Expenses pursuant to this Agreement, will survive with respect to any registration statement in which any Registrable Securities of the Holders were included; and the Company is obligated to comply with any request for registration of Registrable Securities received under Section 1.1 or 2.1 prior to such termination date, whether or not such registration has been completed by the date on which this Agreement terminates.

6.7	Severability. Whenever possible, each provision of this Agreement is to be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement is to be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
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6.8	Counterparts. This Agreement may be executed in separate counterparts (including by means of facsimile or electronic transmission in portable document format (pdf)), each of which is an original and all of which taken together constitute one and the same Agreement.

6.9	Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

6.10	Notices. Any notices and other communications required or permitted in this Agreement will be effective if in writing and (a) delivered personally, (b) sent by email, or (c) sent by overnight courier, in each case, addressed as follows:

If to the Company, to:

Bank7 Corp.
1039 N.W. 63rd Street
Oklahoma City, Oklahoma
Attn: Thomas L. Travis, President and Chief Executive Officer
Email:

with a copy (which will not constitute notice) to:

Hunton Andrews Kurth LLP
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Attention:	Brian Marek
Email:	bmarek@huntonak.com

If to the Initial Holders, to:

Facsimile: ( ) -

with a copy (which will not constitute notice) to:

Notice to the holder of record of any shares of capital stock will be deemed to be notice to the holder of such shares for all purposes hereof.

Unless otherwise specified herein, such notices or other communications will be deemed effective (x) on the date received, if personally delivered, (y) on the date received if delivered by facsimile on a business day, or if not delivered on a business day, on the first business day thereafter and (z) two (2) business days after being sent by overnight courier. Each of the parties hereto are entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

6.11	Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof are to be governed by and construed in accordance with the domestic substantive laws of the State of Oklahoma without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
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[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day and year first above written.

BANK7 CORP.

By:
Name:
Title:

WILLIAM BRADFORD HAINES FINANCIAL SERVICES TRUST

By:
Name:
Title:

LISA K. HAINES FINANCIAL SERVICES TRUST

By:
Name:
Title:

JULEE S. LAWRENCE FINANCIAL SERVICES TRUST

By:
Name:
Title:
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Exhibit A

FORM OF JOINDER TO THE

REGISTRATION RIGHTS AGREEMENT

THIS JOINDER (this “Joinder”) is made and entered into as of [ ], by and between Bank7 Corp., an Oklahoma corporation (the “Company”), and [ ] (the “Holder”). This Joinder joins the Holder to the Registration Rights Agreement (the “Agreement”), dated as of [_________], 2018, by and among the Company and the Initial Holders (as defined in the Agreement). Capitalized terms used in this Joinder but not otherwise defined have the meanings set forth in the Agreement.

WHEREAS, (i) the Holder has acquired, directly or indirectly, shares of Common Stock (the “Acquired Shares”), (ii) the Company desires to grant to the Holder certain registration rights in accordance with the terms of the Agreement, and (iii) it is a condition to the transfer or grant of such rights to the Holder that the Holder agrees to be bound by the terms of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Joinder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.Agreement to be Bound. By execution of this Joinder, the Holder will become a party to the Agreement and will be fully bound by, and subject to all of the covenants, terms and conditions of the Agreement as though an original party to the Agreement, and the Acquired Shares will be deemed Registrable Securities for all purposes of the Agreement, subject to the terms and conditions contained in the Agreement.

2.Successors and Assigns. Except as otherwise provided in this Joinder, this Joinder will bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Holder and any subsequent Holders of the Acquired Shares and the respective successors and assigns of each of them, so long as they hold such shares.

3.Counterparts. This Joinder may be executed in multiple counterparts (including facsimile and electronic counterparts), each of which is deemed to be an original and is binding upon the party who executed the same, and all of which taken together constitute one and the same agreement.

4.Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Joinder shall be governed by, and construed in accordance with the laws of the State of Oklahoma, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Oklahoma or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Oklahoma.

5.Descriptive Headings. The headings in this Joinder are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Joinder or any provision of this Joinder.

IN WITNESS WHEREOF, the parties to this Joinder have executed this Joinder as of the date first above written.

BANK7 CORP.

By:
Name:
Title:

[INSERT NAME OF HOLDER]